UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 21, 2004

BROADWAY FINANCIAL CORPORATION

(Exact name of small business issuer as specified in its charter)

Delaware	000-27464	95-4547287
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4800 Wilshire Boulevard, Los Angeles, California

(Address of Principal Executive Offices)

90010

(Zip Code)

(323) 634-1700

(Issuer’s Telephone Number, Including Area Code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Item 5. Other Events and Regulation FD Disclosure

On June 21, 2004, Broadway Financial Corporation (the “Company”) issued a Press Release announcing an increase in the Company’s quarterly cash dividend. A copy of the Press Release is attached as Exhibit 99.1.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c)	Exhibits

99.1	Press release dated June 21, 2004, announcing second quarter dividend.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROADWAY FINANCIAL CORPORATION
(Registrant)

Date: June 21, 2004	By:	/s/ Alvin D. Kang
(Signature)

	Name:	Alvin D. Kang
Chief Financial Officer